SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                     FORM 8-K

                                   CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    March 15, 1999

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                                    Phar-Mor, Inc.
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                    (Exact name of registrant as specified in its charter)


     Pennsylvania                     0-27050                    25-1466309
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(State or other jurisdiction   (Commission                (I.R.S Employer
   of incorporation)             File Number)              Identification No.)


20 Federal Plaza West, Youngstown, Ohio                     44501-0400
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(Address of principal executive office)                     (Zip code)

Registrant's telephone number including area code (330) 746-6641
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         (Former name or former address, if changed since last report)

                 Exhibit Index appears on Page 5
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Item 2. Acquisition or Disposition of Assets.
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     On March 15, 1999, Phar-Mor, Inc. ("Phar-Mor") issued a press release announcing, among other things, the completion of the merger (the "Merger") of its wholly owned subsidiary Pharmacy Acquisition Corp. ("PAC") with and into Pharmhouse Corp. ("Pharmhouse"), pursuant to the Agreement and Plan of Merger dated as of December 17, 1998 among Phar-Mor, PAC and Pharmhouse (the "Merger Agreement"). The Merger was completed on March 15, 1999.

     As a result of the Merger, Pharmhouse became a wholly owned subsidiary of Phar-Mor. In addition, subject to the terms of the Merger Agreement, each share of the common stock of Pharmhouse was converted into the right to receive $2.88 in cash. The total purchase price payable in connection with the Merger is approximately $33.51 million, consisting of $7.51 million in cash plus the assumption of approximately $26.0 million in debt.

     The purchase price and the other terms and conditions of the Merger were negotiated over a period of approximately two months between representatives of Phar-Mor and Pharmhouse. Jefferies & Co., Inc. acted as financial adviser to Pharmhouse in connection with the Merger and delivered a written opinion to the Board of Directors of Pharmhouse to the effect that the purchase price was fair from a financial point of view for the holders of Pharmhouse's common stock. At a special meeting of Pharmhouse's stockholders held on March 4, 1999, the stockholders of Pharmhouse voted upon and approved the Merger.

     Phar-Mor and PAC financed the payment of the purchase price and all other fees and expenses associated with the Merger through cash from operations and from borrowings under Phar-Mor's revolving credit facility, the Amended and Restated Loan and Security Agreement, dated as of September 10, 1998, among Phar-Mor and BankAmerica Business Credit, Inc.

     In connection with the Merger Agreement, certain stockholders of Pharmhouse who collectively owned 740,715 shares of Phar-Mor's common stock entered into Voting and Payment Agreements with Phar-Mor pursuant to which they agreed, among other things, to vote their shares of Pharmhouse common stock with respect to the Merger in accordance with the recommendation of the Pharmhouse Board of Directors.

     Pharmhouse, which is based in East Brunswick, New Jersey, operates 32 discount drug stores in eight mid-Atlantic and New England states under the names "Pharmhouse" and "The Rx Place" and has annual revenues of approximately $200 million. Phar-Mor intends to continue to operate the Pharmhouse and Rx Place stores under their current names, and no store closings are currently expected as a result of the acquisition.

     The foregoing description of the Merger is qualified in its entirety by reference to the Merger Agreement and the related agreements attached as Exhibits 2.1, 2.2, 2.3, 2.4, 2.5 and 2.6, and by this reference made a part hereof. A copy of Phar-Mor's press release dated March 15, 1999 announcing, among other things, the transactions described above is attached hereto as
Exhibit 99.1, and by this reference made a part hereof.

Note:

     Forward-looking statements included in this Report with respect to the Merger are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those set forth in such
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statements.  Such risks and uncertainties include, without limitation: the possible liability of Phar-Mor successfully to integrate the operations of Pharmhouse following the Merger; unanticipated negative results of litigation, governmental proceedings or environmental matters; and other risks and uncertainties as may be detailed from time to time in Phar-Mor's public announcements and filings with the Securities and Exchange Commission.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)  Financial Statements of the Business Acquired

     To be filed by amendment within the period required by Item 7(a)(4) of Form 8-K.

(b)  Pro Forma Financial Statements

     To be filed by amendment within the period required by Item 7(a)(4) of Form 8-K.

(c)  Exhibits

      2.1   -  Agreement and Plan of Merger dated as of December
               17, 1998 among Pharmhouse Corp., Phar-Mor, Inc. and Pharmacy Acquisition Corp. Filed as Exhibit 99.2 the Registrant's Form 8-K Report dated December 17, 1998 (the "December 17, 1998 8-K") and incorporated herein by reference.

      2.2   -  Subordinated Convertible Note Purchase dated as of
               December 17, 1998 between Pharmhouse Corp. and Phar-Mor, Inc. Filed as Exhibit 99.3 to the December 17, 1998 8-K and incorporated herein by reference.

      2.3   -  Voting and Payment Agreement dated as of December
               17, 1009 between Phar-Mor, Inc. and Kenneth Davis.  Filed as
               Exhibit 99.4 to the December 17, 1998 8-K and incorporated herein by reference.

      2.4   -  Voting and Payment Agreement dated as of December 17,
               1998 between Phar-Mor, Inc. and Marcie Davis.  Filed as Exhibit
               99.5 to the December 17, 1998 8-K and incorporated herein by reference.

      2.5   -  Voting and Payment Agreement dated as of December
               17, 1998 between Phar-Mor, Inc. and Anne Brecker.  Filed as
               Exhibit 99.6 to the December 17, 1998 8-K and incorporated herein by reference.

      2.6   -  Voting and Payment Agreement dated as of December 17,
               1998 between Phar-Mor, Inc. and Manfred Brecker.  Filed as
               Exhibit 99.7 to the December 17, 1998 8-K and incorporated herein by reference.

     99.1   -  Press Release dated March 15, 1999.  Filed herewith.


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                            SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          Phar-Mor, Inc.



Date: March 15, 1999                      By:  /s/ John R. Ficarro
                                              ---------------------------
                                                John R. Ficarro
                                                Chief Administrative
                                                Officer
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                        EXHIBIT INDEX
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Exhibit Number            Description
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99.1                      Press Release